UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 2, 2005
                                                  ------------------------------

                          SUNLINK HEALTH SYSTEMS, INC.
--------------------------------------------------------------------------------
               (Exact Name Of Registrant As Specified In Charter)


           Ohio                     1-12607                  31-0621189
--------------------------------------------------------------------------------
 (State or other Jurisdiction     (Commission              (IRS Employer
     of Incorporation)            File Number)           Identification No.)


      900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia         30339
--------------------------------------------------------------------------------
           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         (770) 933-7000
                                                       -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



--------------------------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)

Item 2.02  Results of Operations and Financial Condition and Item 8.01 Other
           Events

     On February 2, 2005, SunLink Health Systems, Inc. ("SunLink") issued a press release announcing its results for the second quarter ended December 31, 2004; a copy of such press release is attached as Exhibit 99.1 to this report.

     This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing. The disclosure in this Current Report, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.


Item 9.01. Financial Statements and Exhibits.

a.   Not applicable.

b.   Not applicable.

c.   Exhibits. The following exhibits are filed with this report:
     --------

     Exhibit 99.1 - SunLink Health Systems, Inc. Press Release dated February 2,
                    2005.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUNLINK HEALTH SYSTEMS, INC.



                                             By: /s/ Mark J. Stockslager
                                                 -------------------------------
                                             Name: Mark J. Stockslager
                                             Title: Principal Accounting Officer



Dated: February 7, 2005

                                  EXHIBIT INDEX
                                  -------------


   EXHIBIT NO.       DESCRIPTION
-----------------  -------------------------------------------------------------


      99.1           SunLink Health Systems, Inc. Press Release dated February
                     2, 2005